Exhibit 99.3

                         COMPANY STOCK OPTION AGREEMENT

         This COMPANY STOCK OPTION AGREEMENT, dated as of November 22, 1998 (the "Company Stock Option Agreement") is between THE B.F.GOODRICH COMPANY, a corporation formed under the laws of the State of New York ("Parent") and COLTEC INDUSTRIES INC, a corporation formed under the laws of the Commonwealth of Pennsylvania (the "Company").

                                    RECITALS

         Parent and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"). As a condition and inducement to entering into the Merger Agreement, the Company and Parent are entering into certain stock option agreements dated as of the date hereof (of which this Company Stock Option Agreement is one) pursuant to which the parties grant each other an option with respect to certain shares of each other's common stock on the terms and subject to the conditions set forth therein (referred to collectively as the "Cross Stock Option Agreements").

         NOW, THEREFORE, to induce Parent to enter into the Merger Agreement, and in consideration of the representations, warranties, covenants and agreements set forth in the Merger Agreement and the Cross Stock Option Agreements, the parties agree as follows:

         1.       GRANT OF OPTION.

         (a) Subject to the terms and conditions set forth herein, the Company hereby grants to Parent an irrevocable option (the "Option") to purchase up to 12,550,638 shares, subject to adjustment as provided in Section 11 (the "Company Shares"), of common stock, $.01 par value per share, of the Company (the "Company Common Stock ") (being 19.9% of the number of shares of the Company Common Stock (excluding any shares of Company Common Stock held by a subsidiary of the Company) outstanding as of November 20, 1998 in the manner set forth below, at a price per Company Share of $20.125, subject to adjustment as provided in Section 11 (the "Exercise Price"). The Exercise Price shall be payable in cash in accordance with Section 4.

(b) Notwithstanding the foregoing, in no event shall the number of the Company Shares for which the Option is exercisable exceed 19.9% of the number of issued and outstanding shares of Company Common Stock (excluding any shares of Company Common Stock held by a subsidiary of the Company).

(c) Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement. "Acquisition Proposal" shall have the meaning set forth in Section 9.2(b) of the Merger Agreement.


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         2.       EXERCISE OF OPTION.

         (a) The Option may be exercised by Parent, in whole, but not in part, at any time after the Merger Agreement is terminated and the Company has become obligated to pay the Termination Fee ("Trigger Event").

(b) (i) The Company shall notify Parent promptly in writing of the occurrence of any Trigger Event, it being understood that the giving of such notice by the Company shall not be a condition to the right of Parent to exercise the Option.

(ii) In the event Parent wishes to exercise the Option, Parent shall deliver to the Company written notice thereof (the "Exercise Notice").

(iii) Upon the giving by Parent to the Company of the Exercise Notice and the tender of the aggregate Exercise Price, Parent, provided that the conditions to the Company's obligation to issue the Company Shares to Parent hereunder set forth in Section 3 have been satisfied or waived, shall be deemed to be the holder of record of the Company Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing the Company Shares shall not then be actually delivered to Parent.

(iv) The closing of the purchase of Company Shares (the "Closing") shall occur at a place, on a date, and at a time designated by Parent in the Exercise Notice delivered at least two business days prior to the date of the Closing.

         (c) The  Option  shall  terminate upon the earliest to occur of:

(i)      the Effective Date of the Merger;

(ii) the termination of the Merger Agreement pursuant to Section 9.1 thereof other than pursuant to (x) Section 9.1(g) thereof, (y) 9.1(j) thereof or (z) if an Acquisition Proposal with respect to the Company has been publicly disclosed to the shareholders of the Company (and not withdrawn or terminated) prior to the Company Meeting, Section 9.1(c) thereof;

(iii) to the extent that (x) an Acquisition Proposal with respect to the Company has been publicly disclosed to the shareholders of the Company (and not withdrawn or terminated) prior to the Company Meeting, (y) the Merger Agreement is terminated pursuant to Section 9.1(c) thereof and (z) the Company does not enter into any agreement providing for the consummation of an Acquisition Proposal with respect to the Company (it being understood that no confidentiality agreement with respect to an Acquisition Proposal shall constitute such an agreement) and no Acquisition Proposal with respect to the Company shall have been consummated, in each case, during the twelve month period following the termination of the Merger Agreement, twelve months after the date of such termination; and

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(iv) 30 days  following a Trigger Event (or if, at the expiration of such 30 day period, the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iv) later than 180 days following such Trigger Event).

(d) Notwithstanding the foregoing, the Option may not be exercised and shall terminate if (x) any of the representations and warranties of Parent contained in this Company Stock Option Agreement or the Merger Agreement, which are qualified as to materiality, were or shall be inaccurate in any respect, or any of the representations and warranties of Parent contained herein or therein, which are not so qualified, were or shall be inaccurate in any material respect, in each case, (1) when made, (2) as of the date of any termination of the Merger Agreement and (3) as of the date of any purported exercise of the Option, in the case of clauses (2) and (3), as if made as of the date of such termination or purported exercise, respectively (except for representations and warranties that by their express provisions are made as of a specific date or dates, which shall only be deemed inaccurate to the extent that they were or shall have been inaccurate at such times as stated therein), or (y) at the time of termination of the Merger Agreement or any purported exercise of the Option, Parent is in material breach of any of its covenants contained in the Merger Agreement or in this Company Stock Option Agreement.

         3. CONDITIONS TO CLOSING. The obligation of the Company to issue the Company Shares to Parent hereunder is subject to the conditions that:

         (a) the waiting periods, if any, applicable to the issuance of the Company Shares under the HSR Act and the Competition Act (Canada) shall have expired or been terminated and all other Company Required Consents and Parent Required Consents in each case relating to this Company Stock Option Agreement and required to be obtained prior to issuance of the Company Shares shall have been obtained, except where the failure to obtain such other Company Required Consents or Parent Required Consents would not have a Material Adverse Effect on the Company or Parent, as the case may be;

         (b) the Company Shares shall have been authorized for listing on the NYSE upon official notice of issuance; and

         (c) no preliminary or permanent injunction or other order by any court or other Governmental Entity of competent jurisdiction (i) prohibiting or preventing such issuance or (ii) having any of the effects set forth in Section 8.1(f)(ii) of the Merger Agreement shall have been issued and remain in effect.

The condition set forth in paragraph (b) above may be waived by Parent in its sole discretion.

         4.       CLOSING.  At the Closing,

         (a) The Company shall deliver to Parent a single certificate in definitive form representing the Company Shares, such certificate to be registered in the name of Parent and to bear the legend set forth in Section 12; and

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         (b) Parent shall  deliver to the Company the aggregate  Exercise  Price for the Company Shares by wire transfer of immediately available funds to an account to be designated in writing by the Company.

         (c) The Company shall pay all expenses that may be payable in respect of the preparation, issuance and delivery of stock certificates under this
Section 4.

         5.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to Parent that:

         (a) the Company has taken all necessary corporate action to authorize and reserve for issuance and (subject to the satisfaction of the conditions set forth in Section 3) to permit it to issue, upon exercise of the Option, and, at all times from the date hereof through the expiration of the Option will have reserved, authorized and unissued shares of Company Common Stock sufficient for the exercise of the Option and the Company Shares, upon issuance pursuant hereto, will be duly and validly issued, fully paid and nonassessable; and

         (b) upon delivery of the Company Shares to Parent upon the exercise of the Option, Parent will acquire the Company Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

         6. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company that:

         (a) any Company Shares acquired by Parent upon exercise of the Option will be acquired for Parent's own account, for investment purposes only and will not be, and the Option is not being, acquired by Parent with a view to the public distribution of the Company Shares, in violation of any applicable provision of the Securities Act; and

         (b) any Company Shares acquired by Parent upon exercise of the Option will not be transferred or otherwise disposed of except in a transaction registered, or exempt from registration, under the Securities Act and otherwise in accordance with this Company Stock Option Agreement.

         7.       CERTAIN REPURCHASES.

         (a) At the request of Parent by written notice (the "Cash-Out Notice") at any time during which the Option is exercisable pursuant to Section 2, the Company (or any successor entity thereof) shall, to the extent permitted by applicable law and subject to the receipt by it of any consent or waiver required by it under the terms of any indenture, loan document or other contract, pay to Parent, in consideration of the redelivery and cancellation without exercise of the Option (in whole and not in part), an amount in cash (the "Cash-Out Amount") equal to the difference between the "Market/Offer Price" (as defined below) for shares of the Company Common Stock as of the date Parent delivers the Cash-Out Notice and the Exercise Price, multiplied by the total

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number of the Company Shares, but only if the Market/Offer Price is greater than the Exercise Price. For purposes of this Section 7, the "Market/Offer Price" shall mean, as of any date, the higher of (x) the price per share offered as of such date pursuant to any tender or exchange offer or other public offer with respect to the highest Acquisition Proposal with respect to the Company which was made prior to such date and not terminated or withdrawn as of such date (the "Offer Price") and (y) Fair Market Value (as defined below) as of such date. As used herein, "Fair Market Value" shall be the average of the daily closing sales price for a share of the Company Common Stock on the NYSE during the ten NYSE trading days prior to the fifth NYSE trading day immediately preceding the date such Fair Market Value is to be determined. In the event that the consideration offered pursuant to any Acquisition Proposal includes any consideration other than cash, such consideration shall be valued as follows for purposes of calculating the Offer Price: (i) any securities that are either listed on a national securities exchange (as defined under the Securities Act) or on any designated offshore securities market (as defined in Regulation S under the Securities Act) or included in a national securities quotation system (as defined in the Securities Act) (collectively, "Listed Securities") shall be valued based on the average of the daily closing sale price of such Listed Securities for the ten trading days on such national securities exchange, designated offshore securities market or national securities quotation system prior to the fifth trading day immediately preceding the date of delivery of the Cash-Out Notice; and (ii) any consideration other than cash or Listed Securities shall be valued based on the written opinion of an investment banking firm of nationally recognized reputation selected by Parent, which firm is reasonably acceptable to the Company. The costs and fees of such investment banking firm in connection with such valuation shall be borne equally by Parent and the Company.

         (b) In the event Parent exercises its right under this Section 7, the Company shall, within ten business days thereafter, pay the required amount to Parent in immediately available funds and Parent shall surrender to the Company the Option, and Parent shall warrant that it owns the Option and that the Option is then free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

         8. VOTING OF SHARES. Following the date hereof and prior to the fifth anniversary of the date hereof (the "Expiration Date"), Parent shall vote any shares of capital stock of the Company acquired by Parent pursuant to this Company Stock Option Agreement or otherwise beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by Parent on each matter submitted to a vote of shareholders of the Company for and against such matter in the same proportion as the vote of all other shareholders of the Company are voted (whether by proxy or otherwise) for and against such matter.

         9.       RESTRICTIONS ON TRANSFER.

         (a) The Company Shares shall not be directly or indirectly, by operation of law or otherwise, sold, assigned, pledged, or otherwise disposed of or transferred, other than in accordance with Section 9(b) or Section 10.

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         (b) Parent shall be permitted to sell,  assign,  transfer or dispose of any Company Shares beneficially owned by it if such sale is made (i) pursuant to a transaction that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the shareholders of the Company, by a majority of the members of the Board of Directors of the Company, which majority shall include a majority of directors who were directors prior to the announcement of such transaction or (ii) to any purchaser or transferee who would not, to Parent's knowledge after reasonable inquiry, immediately following such sale, assignment, transfer or disposal beneficially own more than 1% of the Company Common Stock on a fully diluted basis (excluding any shares of Company Common Stock held by a subsidiary of the Company).

         10.      REGISTRATION RIGHTS.

         (a) On or prior to the second anniversary of the exercise of the Option, Parent may by written notice (the "Registration Notice") to the Company request the Company to register under the Securities Act all or any part of the Company Shares beneficially owned by Parent (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering, in which Parent and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any person (including any group (as used in Rule 13d-5 under the Exchange Act)) and its affiliates from purchasing through such offering Company Shares representing more than 1% of the outstanding shares of Company Common Stock on a fully diluted basis (excluding any shares of Company Common Stock held by a subsidiary of the Company) (a "Permitted Offering").

         (b) The Registration Notice shall include a certificate executed by Parent and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that

(i) they have a good faith intention to commence promptly a Permitted Offering, and

(ii) the Manager in good faith believes that, based on the then-prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the then Fair Market Value of such shares.

         (c) The Company (and/or any person designated by the Company) shall thereupon have the option exercisable by written notice delivered to the Parent within ten business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities proposed to be so sold for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities to be so purchased by the Company and (ii) the then Fair Market Value of such shares.

         (d) Any purchase of Registrable Securities by the Company (or its designee) under Section 10(c) shall take place at a closing to be held at the principal executive offices of the Company or at the offices of its counsel at any reasonable date and time designated by the Company and/or such designee in such notice within twenty business days after delivery of such notice, and any payment for the shares to be so purchased shall be made by delivery at the time of such closing in immediately available funds.

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         (e) If the Company  does not elect to exercise  its option  pursuant to this Section 10 with respect to all Registrable Securities, it shall use its reasonable efforts to effect, as promptly as reasonably practicable, the registration under the Securities Act of the unpurchased Registrable Securities proposed to be so sold; provided, however, that

(i) Parent shall not be entitled to more than an aggregate of two effective registration statements hereunder, and

(ii) the Company will not be required to file any such registration statement during any period of time (not to exceed 180 days after such request) when:

(A) the Company is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the opinion of counsel to the Company, such information would have to be disclosed if a registration statement were filed at that time;

(B) the Company is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or

(C) the Company determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Company or any of its affiliates.

         (f) The Company shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 10 to be qualified for sale under the securities or Blue Sky laws of such jurisdictions as Parent may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Company shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

         (g) The registration rights set forth in this Section 10 are subject to the condition that Parent shall provide the Company with such information with respect to its Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder as, in the reasonable judgment of counsel for the Company, is necessary to enable the Company to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

         (h) A registration effected under this Section 10 shall be effected at the Company's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to Parent, and the Company shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as is customary in connection with underwritten public offerings as such underwriters may reasonably require.

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         (i) In connection with any registration effected under this Section 10, the parties agree

(i)      to indemnify each other and the underwriters in the customary manner,

(ii) to enter into an underwriting agreement in form and substance customary for
transactions  of  such  type  with  the  Manager  and  the  other   underwriters
participating in such offering, and

(iii) to take further reasonable actions which are necessary to effect such registration and sale.

         (j) The Company shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 10 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

         11. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Without limitation to any restriction on the Company contained in this Company Stock Option Agreement or in the Merger Agreement, in the event of any change in Company Common Stock by reason of stock dividends, splitups, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option and the Exercise Price shall be adjusted appropriately and proper provision will be made in the agreements governing such transaction, so that Parent will receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received in respect of Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. Subject to Section 1, and without limiting the parties' relative rights and obligations under the Merger Agreement, if any additional shares of Company Common Stock are issued after the date of this Company Stock Option Agreement (other than pursuant to an event described in the first sentence of this Section 11(a)), the number of Company Shares will be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Company Common Stock (excluding any shares of Company Common Stock held by a subsidiary of the Company) then issued and outstanding, without giving effect to any shares subject to the Option.

         12. RESTRICTIVE LEGENDS. Each certificate representing shares of the Company Common Stock issued to Parent hereunder shall include a legend in substantially the following form:

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THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMPANY STOCK OPTION AGREEMENT, DATED AS OF NOVEMBER 22, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that:

(i) the reference to the resale restrictions of the Securities Act and state securities or Blue Sky laws in the above legend shall be removed by delivery of substitute certificate(s) without such reference, if Parent shall have delivered to the Company a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance satisfactory to the Company, to the effect that such legend is not required for purposes of the Securities Act or such laws;

(ii) the reference to the provisions to this Company Stock Option Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Company Stock Option Agreement and under circumstances that do not require the retention of such reference; and

(iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied.

In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 10 shall not be required to bear the legend set forth in this Section 12.

         13. BINDING EFFECT: NO ASSIGNMENT: NO THIRD PARTY BENEFICIARIES. (a) This Company Stock Option Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns.

         (b) Except as expressly provided for in this Company Stock Option Agreement, neither this Company Stock Option Agreement nor the rights or obligations of either party hereto are assignable except with the written consent of the other party.

         (c) Nothing contained in this Company Stock Option Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies hereunder.

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         (d) Any Company Shares sold by Parent in compliance with the provisions of Section 10 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Company Stock Option Agreement.

         14. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Company Stock Option Agreement were not performed in accordance with their specified terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Company Stock Option Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         15. VALIDITY. (a) The invalidity or unenforceability of any provision of this Company Stock Option Agreement shall not affect the validity or enforceability of the other provisions of this Company Stock Option Agreement, which shall remain in full force and effect.

         (b) In the event any court or other competent authority holds any provision of this Company Stock Option Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Company Stock Option Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof.

         (c) Each party agrees that, should any court or other competent authority hold any provision of this Company Stock Option Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Company Stock Option Agreement or part hereof as the result of such holding or order.

         16. NOTICES. All notices and other communications under this Company Stock Option Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, if (a) delivered personally, by overnight courier, telecopy or by registered or certified mail, postage prepaid, return receipt requested addressed as follows:

         A.       If to Parent, to:

                  The B.F.Goodrich Company
                  4020 Kinross Lakes Pkwy.
                  Richfield, OH  44286-9368

                  Attention:  Terrence G. Linnert
                              Sr. Vice President and General Counsel
                              Fax:  (330) 659-7737
                  with a copy to:

                  Squire, Sanders & Dempsey L.L.P.
                  4900 Key Tower
                  127 Public Square
                  Cleveland, Ohio  44114-1304

                  Attention:  Gordon S. Kaiser, Esq.
                              Fax: (216) 479-8780

         B.       If to the Company, to:

                  Coltec Industries Inc
                  3 Coliseum Centre
                  2550 West Tyvola Road
                  Charlotte, NC  28217

                  Attention:  Corporate Secretary
                              Fax:  (704) 423-7011

                  with a copy to:

                  Cravath, Swaine & Moore
                  825 Eighth Avenue
                  New York, New York 10019

                  Attention:   George W. Bilicic, Jr., Esq. and
                               Allen Finkelson, Esq.
                               Fax: (212) 474-3700

or to such other address as either party may have furnished to the other party in writing in accordance with this Section.

         17. GOVERNING LAW: CHOICE OF FORUM. This Company Stock Option Agreement shall be governed in all respects, including validity, interpretation and effect by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof relating to conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         18.      INTERPRETATION.

         (a) When reference is made in this Company Stock Option Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit of this Company Stock Option Agreement, as the case may be, unless otherwise indicated.

         (b) The headings contained in this Company Stock Option Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Company Stock Option Agreement.

         (c) Whenever the words "include," "includes," or "including" are used in this Company Stock Option Agreement and are not followed by the words "without limitation", they shall be deemed to be followed by the words "without limitation." The words "hereof", "herein" and "hereunder" and words of similar import when used in this Company Stock Option Agreement shall refer to this Company Stock Option Agreement as a whole and not to any particular provision of this Company Stock Option Agreement.

         (d) Whenever "or" is used in this Company Stock Option Agreement it shall be construed in the nonexclusive sense.

         19. COUNTERPARTS; EFFECT. This Company Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement and each of which shall only become effective when one or more counterparts have been signed by each party and delivered to the other party.

         20. AMENDMENTS; WAIVER. This Company Stock Option Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived but, in the case of an amendment, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

         21. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Company Stock Option Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Company Stock Option Agreement, if mutilated, the Company will execute and deliver a new Company Stock Option Agreement of like tenor and date.

         IN WITNESS WHEREOF, the parties hereto have caused this Company Stock Option Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                THE B.F.GOODRICH COMPANY


                                By:
                                    Name:  David L. Burner
                                    Title: Chairman and Chief Executive Officer


                                COLTEC INDUSTRIES INC


                                By:
                                    Name:  John W. Guffey, Jr.
                                    Title: Chairman and Chief Executive Officer

                          PARENT STOCK OPTION AGREEMENT

         This PARENT STOCK OPTION AGREEMENT, dated as of November 22, 1998 (the "Parent Stock Option Agreement") is between THE B.F.GOODRICH COMPANY, a corporation formed under the laws of the State of New York ("Parent") and COLTEC INDUSTRIES INC, a corporation formed under the laws of the Commonwealth of Pennsylvania (the "Company").

                                    RECITALS

         Parent and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement"). As a condition and inducement to entering into the Merger Agreement, the Company and Parent are entering into certain stock option agreements dated as of the date hereof (of which this Parent Stock Option Agreement is one) pursuant to which the parties grant each other an option with respect to certain shares of each other's common stock on the terms and subject to the conditions set forth therein (referred to collectively as the "Cross Stock Option Agreements").

         NOW, THEREFORE, to induce the Company to enter into the Merger Agreement, and in consideration of the representations, warranties, covenants and agreements set forth in the Merger Agreement and the Cross Stock Option Agreements, the parties agree as follows:

         1.       GRANT OF OPTION.

         (a) Subject to the terms and conditions set forth herein, Parent hereby grants to the Company an irrevocable option (the "Option") to purchase up to 14,792,612 shares, subject to adjustment as provided in Section 11 (the "Parent Shares"), of common stock, $5 par value per share, of Parent (the "Parent Common Stock") (being 19.9% of the number of shares of Parent Common Stock outstanding as of November 18, 1998 in the manner set forth below, at a price per Parent Share of $35.9375, subject to adjustment as provided in Section 11 (the "Exercise Price"). The Exercise Price shall be payable in cash in accordance with Section 4.

(b) Notwithstanding the foregoing, in no event shall the number of the Parent Shares for which the Option is exercisable exceed 19.9% of the number of issued and outstanding shares of Parent Common Stock.

(c) Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement.

         2.       EXERCISE OF OPTION.

         (a) The Option may be exercised by the Company, in whole, but not in part, at any time after the Merger Agreement is terminated and Parent has become obligated to pay the Termination Fee ("Trigger Event").

(b) (i) Parent shall notify the Company promptly in writing of the occurrence of any Trigger Event, it being understood that the giving of such notice by Parent shall not be a condition to the right of the Company to exercise the Option.

(ii) In the event the Company wishes to exercise the Option, the Company shall deliver to Parent written notice thereof (the "Exercise Notice").

(iii) Upon the giving by the Company to Parent of the Exercise Notice and the tender of the aggregate Exercise Price, the Company, provided that the conditions to Parent's obligation to issue the Parent Shares to the Company hereunder set forth in Section 3 have been satisfied or waived, shall be deemed to be the holder of record of the Parent Shares issuable upon such exercise, notwithstanding that the stock transfer books of Parent shall then be closed or that certificates representing the Parent Shares shall not then be actually delivered to the Company.

(iv) The closing of the purchase of Parent Shares (the "Closing") shall occur at a place, on a date, and at a time designated by the Company in the Exercise Notice delivered at least two business days prior to the date of the Closing.

         (c) The  Option  shall  terminate upon the earliest to occur of:

(i)      the Effective Date of the Merger;

(ii) the termination of the Merger Agreement pursuant to Section 9.1 thereof other than pursuant to (x) Section 9.1(i) thereof, (y) 9.1(k) thereof or (z) if an Acquisition Proposal with respect to Parent has been publicly disclosed to the shareholders of Parent (and not withdrawn or terminated) prior to the Parent Meeting, Section 9.1(d) thereof;

(iii) to the extent that (x) an Acquisition Proposal with respect to Parent has been publicly disclosed to the shareholders of Parent (and not withdrawn or terminated) prior to the Parent Meeting, (y) the Merger Agreement is terminated pursuant to Section 9.1(d) thereof and (z) Parent does not enter into any agreement providing for the consummation of an Acquisition Proposal with respect to Parent (it being understood that no confidentiality agreement with respect to an Acquisition Proposal shall constitute such an agreement) and no Acquisition Proposal with respect to Parent shall have been consummated, in each case, during the twelve month period following the termination of the Merger Agreement, twelve months after the date of such termination; and

(iv) 30 days following a Trigger Event (or if, at the expiration of such 30 day period, the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iv) later than 180 days following such Trigger Event).

(d) Notwithstanding the foregoing, the Option may not be exercised and shall terminate if (x) any of the representations and warranties of the Company contained in this Parent Stock Option Agreement or the Merger Agreement, which are qualified as to materiality, were or shall be inaccurate in any respect, or any of the representations and warranties of the Company contained herein or therein, which are not so qualified, were or shall be inaccurate in any material respect, in each case, (1) when made, (2) as of the date of any termination of the Merger Agreement and (3) as of the date of any purported exercise of the Option, in the case of clauses (2) and (3), as if made as of the date of such termination or purported exercise, respectively (except for representations and warranties that by their express provisions are made as of a specific date or dates, which shall only be deemed inaccurate to the extent that they were or shall have been inaccurate at such times as stated therein), or (y) at the time of termination of the Merger Agreement or any purported exercise of the Option, the Company is in material breach of any of its covenants contained in the Merger Agreement or in this Parent Stock Option Agreement.

         3. CONDITIONS TO CLOSING. The obligation of Parent to issue the Parent Shares to the Company hereunder is subject to the conditions that:

         (a) the waiting periods, if any, applicable to the issuance of the Parent Shares under the HSR Act and the Competition Act (Canada) shall have expired or been terminated and all other Company Required Consents and the Parent Required Consents in each case relating to this Parent Stock Option
Agreement and required to be obtained prior to issuance of the Parent Shares shall have been obtained, except where the failure to obtain such other Company Required Consents or the Parent Required Consents would not have a Material Adverse Effect on the Company or Parent, as the case may be;

         (b) the Parent Shares shall have been authorized for listing on the NYSE upon official notice of issuance; and

         (c) no preliminary or permanent injunction or other order by any court or other Governmental Entity of competent jurisdiction (i) prohibiting or preventing such issuance or (ii) having any of the effects set forth in Section 8.1(f)(ii) of the Merger Agreement shall have been issued and remain in effect.

The condition set forth in paragraph (b) above may be waived by the Company in its sole discretion.

         4.       CLOSING.  At the Closing,

         (a)  Parent  shall  deliver  to the  Company  a single  certificate  in
definitive  form  representing  the  Parent  Shares,   such  certificate  to  be
registered  in the name of the  Company  and to bear  the  legend  set  forth in
Section 12; and

         (b) The Company shall deliver to Parent the aggregate Exercise Price for the Parent Shares by wire transfer of immediately available funds to an account to be designated in writing by Parent.

         (c) Parent shall pay all expenses that may be payable in respect of the preparation, issuance and delivery of stock certificates under this Section 4.

         5. REPRESENTATIONS AND WARRANTIES OF PARENT. Parent represents and warrants to the Company that:

         (a) Parent has taken all necessary corporate action to authorize and reserve for issuance and (subject to the satisfaction of the conditions set forth in Section 3) to permit it to issue, upon exercise of the Option, and, at all times from the date hereof through the expiration of the Option will have reserved, authorized and unissued shares of Parent Common Stock sufficient for the exercise of the Option and the Parent Shares, upon issuance pursuant hereto, will be duly and validly issued, fully paid and nonassessable; and

         (b) upon delivery of the Parent Shares to the Company upon the exercise of the Option, the Company will acquire the Parent Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever.

         6.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to Parent that:

         (a) any Parent Shares acquired by the Company upon exercise of the Option will be acquired for the Company's own account, for investment purposes only and will not be, and the Option is not being, acquired by the Company with a view to the public distribution of the Parent Shares, in violation of any applicable provision of the Securities Act; and

         (b) any Parent Shares acquired by the Company upon exercise of the Option will not be transferred or otherwise disposed of except in a transaction registered, or exempt from registration, under the Securities Act and otherwise in accordance with this Parent Stock Option Agreement.

         7.       CERTAIN REPURCHASES.

         (a) At the request of the Company by written notice (the "Cash-Out Notice") at any time during which the Option is exercisable pursuant to Section 2, Parent (or any successor entity thereof) shall, to the extent permitted by applicable law and subject to the receipt by it of any consent or waiver required by it under the terms of any indenture, loan document or other contract, pay to the Company, in consideration of the redelivery and cancellation without exercise of the Option (in whole and not in part), an amount in cash (the "Cash-Out Amount") equal to the difference between the "Market/Offer Price" (as defined below) for shares of Parent Common Stock as of the date the Company delivers the Cash-Out Notice and the Exercise Price, multiplied by the total number of the Parent Shares, but only if the

Market/Offer  Price is greater  than the  Exercise  Price.  For purposes of this
Section 7, the  "Market/Offer  Price" shall mean, as of any date,  the higher of
(x) the price per share offered as of such date pursuant to any tender or exchange offer or other public offer with respect to the highest Acquisition Proposal with respect to Parent which was made prior to such date and not terminated or withdrawn as of such date (the "Offer Price") and (y) Fair Market Value (as defined below) as of such date. As used herein, "Fair Market Value" shall be the average of the daily closing sales price for a share of Parent Common Stock on the NYSE during the ten NYSE trading days prior to the fifth NYSE trading day immediately preceding the date such Fair Market Value is to be determined. In the event that the consideration offered pursuant to any Acquisition Proposal includes any consideration other than cash, such consideration shall be valued as follows for purposes of calculating the Offer
Price: (i) any securities that are either listed on a national securities exchange (as defined under the Securities Act) or on any designated offshore securities market (as defined in Regulation S under the Securities Act) or included in a national securities quotation system (as defined in the Securities
Act) (collectively, "Listed Securities") shall be valued based on the average of the daily closing sale price of such Listed Securities for the ten trading days on such national securities exchange, designated offshore securities market or national securities quotation system prior to the fifth trading day immediately preceding the date of delivery of the Cash-Out Notice; and (ii) any consideration other than cash or Listed Securities shall be valued based on the written opinion of an investment banking firm of nationally recognized reputation selected by the Company, which firm is reasonably acceptable to Parent. The costs and fees of such investment banking firm in connection with such valuation shall be borne equally by Parent and the Company.

         (b) In the event the Company exercises its right under this Section 7, Parent shall, within ten business days thereafter, pay the required amount to the Company in immediately available funds and the Company shall surrender to Parent the Option, and the Company shall warrant that it owns the Option and that the Option is then free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

         8. VOTING OF SHARES. Following the date hereof and prior to the fifth anniversary of the date hereof (the "Expiration Date"), the Company shall vote any shares of capital stock of Parent acquired by the Company pursuant to this Parent Stock Option Agreement or otherwise beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by the Company on each matter submitted to a vote of shareholders of Parent for and against such matter in the same proportion as the vote of all other shareholders of Parent are voted (whether by proxy or otherwise) for and against such matter.

         9.       RESTRICTIONS ON TRANSFER.

         (a) The Parent Shares shall not be directly or indirectly, by operation of law or otherwise, sold, assigned, pledged, or otherwise disposed of or transferred, other than in accordance with Section 9(b) or Section 10.

         (b) The Company shall be permitted to sell, assign, transfer or dispose of any Parent Shares beneficially owned by it if such sale is made (i) pursuant to a transaction that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the shareholders of Parent, by a majority of the members of the Board of Directors of Parent, which majority shall include a majority of directors who were directors prior to the announcement of such transaction or (ii) to any purchaser or transferee who would not, to the Company's knowledge after reasonable inquiry, immediately following such sale, assignment, transfer or disposal beneficially own more than 1% of Parent Common Stock on a fully diluted basis.

         10.      REGISTRATION RIGHTS.

         (a) On or prior to the second anniversary of the exercise of the Option, the Company may by written notice (the "Registration Notice") to Parent request Parent to register under the Securities Act all or any part of the Parent Shares beneficially owned by the Company (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering, in which the Company and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any person (including any group (as used in Rule 13d-5 under the Exchange Act)) and its affiliates from purchasing through such offering Parent Shares representing more than 1% of the outstanding shares of Parent Common Stock on a fully diluted basis (a "Permitted Offering").

         (b) The Registration Notice shall include a certificate executed by the Company and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that

(i) they have a good faith intention to commence promptly a Permitted Offering, and

(ii) the Manager in good faith believes that, based on the then-prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the then Fair Market Value of such shares.

         (c) Parent (and/or any person designated by the Parent) shall thereupon have the option exercisable by written notice delivered to the Company within ten business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities proposed to be so sold for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities to be so purchased by Parent and (ii) the then Fair Market Value of such shares.

         (d) Any purchase of Registrable Securities by Parent (or its designee) under Section 10(c) shall take place at a closing to be held at the principal executive offices of Parent or at the offices of its counsel at any reasonable date and time designated by Parent and/or such designee in such notice within twenty business days after delivery of such notice, and any payment for the shares to be so purchased shall be made by delivery at the time of such closing in immediately available funds.

         (e) If Parent  does not elect to exercise  its option  pursuant to this
Section 10 with respect to all Registrable Securities, it shall use its reasonable efforts to effect, as promptly as reasonably practicable, the registration under the Securities Act of the unpurchased Registrable Securities proposed to be so sold; provided, however, that

(i) The Company shall not be entitled to more than an aggregate of two effective registration statements hereunder, and

(ii) Parent will not be required to file any such registration statement during any period of time (not to exceed 180 days after such request) when:

(A) Parent is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the opinion of counsel to Parent, such information would have to be disclosed if a registration statement were filed at that time;

(B) Parent is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or

(C) Parent determines,  in its reasonable judgment, that such registration would
interfere  with  any  financing,   acquisition  or  other  material  transaction
involving Parent or any of its affiliates.

         (f) Parent shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 10 to be qualified for sale under the securities or Blue Sky laws of such jurisdictions as the Company may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that Parent shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

         (g) The registration rights set forth in this Section 10 are subject to the condition that the Company shall provide Parent with such information with respect to its Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder as, in the reasonable judgment of counsel for Parent, is necessary to enable Parent to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

         (h) A registration effected under this Section 10 shall be effected at Parent's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to the Company, and Parent shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as is customary in connection with underwritten public offerings as such underwriters may reasonably require.

         (i) In connection with any registration effected under this Section 10, the parties agree

(i)  to indemnify each other and the underwriters in the customary manner,

(ii) to enter into an underwriting agreement in form and substance customary for
transactions  of  such  type  with  the  Manager  and  the  other   underwriters
participating in such offering, and

(iii) to take further reasonable actions which are necessary to effect such registration and sale.

         (j) Parent shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 10 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

         11. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Without limitation to any restriction on Parent contained in this Parent Stock Option Agreement or in the Merger Agreement, in the event of any change in Parent Common Stock by reason of stock dividends, splitups, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option and the Exercise Price shall be adjusted appropriately and proper provision will be made in the agreements governing such transaction, so that the Company will receive upon exercise of the Option the number and class of shares or other securities or property that the Company would have received in respect of Parent Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable. Subject to Section 1, and without limiting the parties' relative rights and obligations under the Merger Agreement, if any additional shares of Parent Common Stock are issued after the date of this Parent Stock Option Agreement (other than pursuant to an event described in the first sentence of this Section 11(a)), the number of Parent Shares will be adjusted so that, after such issuance, it equals 19.9% of the number of shares of Parent Common Stock then issued and outstanding, without giving effect to any shares subject to the Option.

         12. RESTRICTIVE LEGENDS. Each certificate representing shares of Parent Common Stock issued to the Company hereunder shall include a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE PARENT STOCK OPTION AGREEMENT, DATED AS OF NOVEMBER 22, 1998, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that:

(i) the reference to the resale restrictions of the Securities Act and state securities or Blue Sky laws in the above legend shall be removed by delivery of substitute certificate(s) without such reference, if the Company shall have delivered to Parent a copy of a letter from the staff of the Commission, or an opinion of counsel, in form and substance satisfactory to Parent, to the effect that such legend is not required for purposes of the Securities Act or such laws;

(ii) the reference to the provisions to this Parent Stock Option Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Parent Stock Option Agreement and under circumstances that do not require the retention of such reference; and

(iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied.

In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 10 shall not be required to bear the legend set forth in this Section 12.

         13. BINDING EFFECT: NO ASSIGNMENT: NO THIRD PARTY BENEFICIARIES. (a) This Parent Stock Option Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns.

         (b) Except as expressly provided for in this Parent Stock Option Agreement, neither this Parent Stock Option Agreement nor the rights or obligations of either party hereto are assignable except with the written consent of the other party.

         (c) Nothing contained in this Parent Stock Option Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies hereunder.

         (d) Any Parent Shares sold by the Company in compliance with the provisions of Section 10 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Parent Stock Option Agreement.

         14. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Parent Stock Option Agreement were not performed in accordance with their specified terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Parent Stock Option Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         15. VALIDITY. (a) The invalidity or unenforceability of any provision of this Parent Stock Option Agreement shall not affect the validity or enforceability of the other provisions of this Parent Stock Option Agreement, which shall remain in full force and effect.

         (b) In the  event  any  court or other  competent  authority  holds any provision of this Parent Stock Option Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Parent Stock Option Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof.

         (c) Each party agrees that, should any court or other competent authority hold any provision of this Parent Stock Option Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Parent Stock Option Agreement or part hereof as the result of such holding or order.

         16. NOTICES. All notices and other communications under this Parent Stock Option Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, if (a) delivered personally, by overnight courier, telecopy or by registered or certified mail, postage prepaid, return receipt requested addressed as follows:

         A.       If to Parent, to:

                  The B.F.Goodrich Company
                  4020 Kinross Lakes Pkwy.
                  Richfield, OH  44286-9368

                  Attention:  Terrence G. Linnert
                              Sr. Vice President and General Counsel
                              Fax:  (330) 659-7737

                  with a copy to:

                  Squire, Sanders & Dempsey L.L.P.
                  4900 Key Tower
                  127 Public Square
                  Cleveland, Ohio  44114-1304

                  Attention:  Gordon S. Kaiser, Esq.
                              Fax: (216) 479-8780

         B.       If to the Company, to:

                  Coltec Industries Inc
                  3 Coliseum Centre
                  2550 West Tyvola Road
                  Charlotte, NC  28217

                  Attention:  Corporate Secretary
                              Fax:  (704) 423-7011

                  with a copy to:

                  Cravath, Swaine & Moore
                  825 Eighth Avenue
                  New York, New York 10019

                  Attention:  George W. Bilicic, Jr., Esq. and
                              Allen Finkelson, Esq.
                              Fax: (212) 474-3700

or to such other address as either party may have furnished to the other party in writing in accordance with this Section.

         17. GOVERNING LAW: CHOICE OF FORUM. This Parent Stock Option Agreement shall be governed in all respects, including validity, interpretation and effect by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof relating to conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

         18.      INTERPRETATION.

         (a) When reference is made in this Parent Stock Option Agreement to Articles, Sections, Schedules or Exhibits, such reference shall be to an Article, Section, Schedule or Exhibit of this Parent Stock Option Agreement, as the case may be, unless otherwise indicated.

         (b) The headings contained in this Parent Stock Option Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Parent Stock Option Agreement.

         (c) Whenever the words "include," "includes," or "including" are used in this Parent Stock Option Agreement and are not followed by the words "without limitation", they shall be deemed to be followed by the words "without limitation." The words "hereof", "herein" and "hereunder" and words of similar import when used in this Parent Stock Option Agreement shall refer to this Parent Stock Option Agreement as a whole and not to any particular provision of this Parent Stock Option Agreement.

         (d) Whenever "or" is used in this Parent Stock Option Agreement it shall be construed in the nonexclusive sense.

         19. COUNTERPARTS; EFFECT. This Parent Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement and each of which shall only become effective when one or more counterparts have been signed by each party and delivered to the other party.

         20. AMENDMENTS; WAIVER. This Parent Stock Option Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived but, in the case of an amendment, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

         21. LOSS OR MUTILATION. Upon receipt b y Parent of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Parent Stock Option Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Parent Stock Option Agreement, if mutilated, Parent will execute and deliver a new Parent Stock Option Agreement of like tenor and date.

         IN WITNESS WHEREOF, the parties hereto have caused this Parent Stock Option Agreement to be executed by their respective duly authorized officers as of the date first above written.


                              THE B.F.GOODRICH COMPANY


                               By:
                                    Name:   David L. Burner
                                    Title:  Chairman and Chief Executive Officer


                               COLTEC INDUSTRIES INC


                               By:
                                    Name:   John W. Guffey, Jr.
                                    Title:  Chairman and Chief Executive Officer



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